UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2004

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

     (206) 467-3600
     Registrant’s Telephone Number, including area code

Section 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document:
Exhibit No.

23.1	Consent of Ernst & Young LLP

23.2	Consent of PricewaterhouseCoopers LLP
99.1	Audited financial statements of Plum Creek Timber Company, L.P., the registrant's operating partnership, for the years ended  December 31, 2001, 2002 and
2003, and unaudited financial statements of Plum Creek Timber Company, L.P., for the six-month periods ended June 30, 2003 and 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By: /s/ James A. Kraft
JAMES A. KRAFT
Senior Vice President, General Counsel and
Secretary

DATED: August 24, 2004

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.

23.1	Consent of Ernst & Young LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1	Audited Financial Statements of Plum Creek Timber Company, L.P. for the years ended December 31, 2001, 2002 and 2003, and unaudited financial statements of Plum Creek Timber Company, L.P. for the six-month periods ended June 30, 2003 and 2004.